UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  February 1, 2013

Heron Lake BioEnergy, LLC

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-51825	41-2002393
(Commission File Number)	(I.R.S. Employer Identification No.)

91246 390th Avenue Heron Lake, MN	56137-1375
(Address Of Principal Executive Offices)	(Zip Code)

(507) 793-0077
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 and 3 through 9 are not applicable and therefore omitted.

ITEM 2.01            COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On February 1, 2013, Heron Lake BioEnergy, LLC (the “Company) completed the sale of substantially all the assets of Lakefield Farmers Elevator, LLC, one of the Company’s wholly owned subsidiaries (“Lakefield”), to FCA Co-op, a Minnesota cooperative (“FCA”), pursuant to the terms of an asset purchase agreement between Lakefield and FCA dated January 3, 2013.

The asset sale included all of Lakefield’s grain elevator assets in Lakefield and Wilder, Minnesota.

The Company received $3,750,000 in cash from FCA at closing.  The Company used the proceeds from the asset sale to pay down its indebtedness to AgStar Financial Services, PCA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERON LAKE BIOENERGY, LLC

	By:	/s/ Robert J. Ferguson
Robert J. Ferguson
Chief Executive Officer

Date: February 7, 2013